Exhibit 10.27

STOCK ISSUANCE AGREEMENT

This STOCK ISSUANCE AGREEMENT (this “Agreement”) is made as of July 22, 2025, by and between Semnur Pharmaceuticals, Inc., a Delaware corporation (together with its subsidiaries, the “Company”), and Paul Hastings LLP (the “Stockholder”).

WHEREAS, the Company is a party to that certain Agreement and Plan of Merger, dated as of August 30, 2024 (as amended and as may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), with Denali Capital Acquisition Corp., a Cayman Islands corporation and a publicly-traded blank check company (“PubCo”), and Denali Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of PubCo (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company continuing as the surviving company and a wholly owned subsidiary of PubCo (the “Merger”); and

WHEREAS, the Stockholder has previously provided legal services to the Company and the Company desires to continue to retain the legal services of the Stockholder and to issue, or cause the issuance of, shares of common stock of the Company, par value $0.00001 per share (“Common Stock”), to Stockholder as soon as practicable following the date of this Agreement and in any event not later than five business days prior to the Effective Time (as defined in the Merger Agreement), as a retainer for legal services and payment for prior legal services to the Company in accordance with and subject to the terms of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Issuance of Shares; Closing.

1.1 On or prior to the Closing (as defined below), the Company shall have authorized (and obtained all necessary consents required to authorize) the issuance to the Stockholder of 10,000,000 shares of Common Stock (subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring after the date hereof) (the “Retainer Shares”) in accordance with the terms of this Agreement.

1.2 The issuance of the Retainer Shares shall take place remotely via the exchange of documents and signatures, as applicable, as soon as practicable following the date of this Agreement and in any event not later than five business days prior to the Effective Time (as defined in the Merger Agreement), or at such other time and place as the Company and the Stockholder mutually agree upon, orally or in writing (which time and place is designated as the “Closing”). At the Closing, the Company shall issue to the Stockholder a certificate (or book-entry statement) in the name of the Stockholder for the Retainer Shares.

2. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to the Company that:

2.1. Authorization. The Stockholder has full power and authority to enter into this Agreement. When executed and delivered by the Stockholder, this Agreement shall constitute the valid and legally binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies (collectively, the “Bankruptcy and Equity Exception”).

2.2. Purchase Entirely for Own Account. This Agreement is made with the Stockholder in reliance upon the Stockholder’s representation to the Company, which by the Stockholder’s execution of this Agreement, the Stockholder hereby confirms, that the Retainer Shares to be acquired by the Stockholder will be acquired for investment for the Stockholder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Stockholder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Stockholder further represents that the Stockholder does not presently have any contract, undertaking, agreement or arrangement with any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind (each, a “Person”) to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Retainer Shares. The Stockholder has not been formed for the specific purpose of acquiring the Retainer Shares.

2.3. Disclosure of Information. The Stockholder has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Retainer Shares with the Company’s management.

2.4. Accredited Investor. The Stockholder is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

2.5. No General Solicitation. Neither the Stockholder, nor any of its officers, managers, employees, agents, or partners has either directly or indirectly, including through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Retainer Shares.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Stockholder that:

3.1. Organization; Authorization. The Company is a corporation duly organized, incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its assets, properties and business and to carry on its business as now being conducted. The Company has all requisite power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to comply with the terms, conditions and provisions hereof. The execution, delivery and performance by the Company of this Agreement has been duly and properly authorized by all requisite corporate action in accordance with applicable law and with its organizational documents. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as such enforceability may be limited by the Bankruptcy and Equity Exception.

3.2. No Violation. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby will not: (a) violate, contravene or conflict with any law or order; (b) violate, contravene or conflict with any provision of the charter documents, bylaws or similar organizational documents of the Company; or (c) violate, contravene or conflict with any resolution adopted by the board of directors or stockholders of the Company.

3.3. Consents and Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any governmental authority or other Person or entity is required to be made or obtained by the Company in connection with the authorization, execution, delivery and performance by the Company of this Agreement, or the consummation by the Company of the transactions contemplated hereby.

3.4. Litigation. There are no proceedings pending, or to the knowledge of the Company, threatened against the Company, or any properties or rights of the Company, that questions or challenges the validity of this Agreement, nor any action taken or to be taken by the Company pursuant hereto or in connection with the transactions contemplated hereby, and the Company does not know of any such proceeding that may be asserted.

3.5. Valid Issuance. The Retainer Shares to be issued pursuant to this Agreement are duly authorized and will, when issued in accordance with the provisions of this Agreement, be validly issued, fully paid and nonassessable, free and clear of all liens and encumbrances imposed by the Company other than restrictions on transfer provided for in this Agreement.

4. Restricted Securities. The Stockholder understands that the Retainer Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Stockholder’s representations as expressed herein. The Stockholder understands that the Retainer Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Stockholder must hold the Retainer Shares indefinitely unless they are registered with the Securities and Exchange Commission (the “SEC”) and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Stockholder further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Retainer Shares, and on requirements relating to the Company which are outside of the Stockholder’s control, and which the Company is under no obligation and may not be able to satisfy. The Stockholder understands that the Retainer Shares will be exchanged on the Closing Date (as defined in the Merger Agreement) for shares of common stock, par value $0.0001 per share, of PubCo registered under the Securities Act pursuant to the registration statement on Form S-4 filed by PubCo (File No. 333-283019) (as amended from time to time, the “Form S-4”)

5. Retainer; Application of Retainer Shares Against Outstanding Legal Fees.

5.1. The Company acknowledges and agrees that the Retainer Shares are being issued to Stockholder as a retainer for legal services to be provided by the Stockholder to the Company and its affiliates (including, without limitation, any parent company of the Company) from and after the date hereof, and as payment for prior services provided by the Stockholder to the Company and its affiliates (including, without limitation, any parent company of the Company), to be held by the Stockholder until such time as the Retainer Shares are applied against the Outstanding Legal Fees (as defined below) or returned to the Company, in each case in accordance with the terms of this Agreement.

5.2. The Company further acknowledges and agrees that the Stockholder may, at any time and in its sole and absolute discretion, apply all or any portion of the Retainer Shares against and in satisfaction of any amounts owed by the Company or its affiliates (including, without limitation, any parent company of the Company) to the Stockholder for legal services performed by the Stockholder, whether such legal services were performed before or after the date hereof (such amounts, the “Outstanding Legal Fees”).

5.3. In the event the Stockholder determines to apply any portion of the Retainer Shares against and in satisfaction of any Outstanding Legal Fees, the number of Retainer Shares to be so applied against such Outstanding Legal Fees shall be that number of shares of Common Stock that is equal to: (a) if the Stockholder and the Company agree in writing on the number of such Retainer Shares applied within two days of such application, then such amount; and (b) otherwise, the net (after tax and after resale and transfer expense) proceeds actually received by the Stockholder from the resale or transfer of such Retainer Shares (in each case the resulting number of Retainer Shares, the “Payment Shares”). Following the Stockholder’s determination to apply the Retainer Shares against and in satisfaction of any Outstanding Legal Fees, the Stockholder shall provide written notice (with email being sufficient) to the Company of such determination, the date of such determination, the Outstanding Legal Fees to be satisfied by the application of the Retainer Shares, the number of Payment Shares that will be irrevocably retained by the Stockholder and applied against such Outstanding Legal Fees, and the amount by which the aggregate Outstanding Legal Fees will be reduced as a result of the Stockholder’s retention of the Payment Shares.

5.4. The Stockholder shall hold the Retainer Shares until such time as all Outstanding Legal Fees have been paid by the Company in cash or otherwise satisfied by the application of the Retainer Shares against and in satisfaction of Outstanding Legal Fees in accordance with Section 5.3. Any Retainer Shares not applied by the Stockholder in satisfaction of Outstanding Legal Fees shall be returned to the Company unless otherwise instructed in writing by the Company to the Stockholder.

6. Restrictive Legends.

6.1. The Stockholder understands that the certificates or other instruments representing the Retainer Shares and, until such time as the exchange of the Retainer Shares have been registered under the Securities Act as contemplated by the Form S-4 or if not so registered under the Securities Act as contemplated by the Form S-4, until such time as the Retainer Shares are registered pursuant to Section 8, the stock certificates or other instrument representing the Retainer Shares, except as set forth below, shall bear a restrictive legend in the following form (and a stop-transfer order may be placed against transfer of such stock certificates or other instruments):

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.”.

The legend set forth above shall be removed and the Company shall issue a certificate (or book-entry statement) without such legend to the holder of the Retainer Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company, if (i) such Retainer Shares are registered for resale under the Securities Act or exchanged for other securities in a transaction registered under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such sale, assignment or transfer of the Retainer Shares may be made without registration under the applicable requirements of the Securities Act, or (iii) the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto).

7. Advice of Counsel. The Company acknowledges and agrees that it has (a) been advised to consult with legal counsel, other than the Stockholder, with respect to the terms and conditions of this Agreement, (b) considered whether to consult with legal counsel, other than the Stockholder, with respect to the terms and conditions of this Agreement, and (c) has either consulted with such other counsel or has elected not to consult with other counsel.

8. Piggyback Registration.

8.1. Definitions. The following definitions will apply to this Section 8.

(a) “register,” “registered,” and “registration” shall refer to a registration effected by the Company preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering the effectiveness by the SEC of such registration statement.

(b) “Registrable Securities” means (i) any Retainer Shares issued pursuant to Section 1, and (ii) any equity securities of the Company issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger, division, amalgamation, arrangement, consolidation or other reorganization; provided that, such securities will cease to be Registrable Securities upon the earliest to occur of (A) when they are sold pursuant to an effective registration statement under the Securities Act, or (B) when they become eligible for sale without restriction pursuant to Rule 144 (including Rule 144(c)).

(c) “Registration Expenses” means all expenses incurred by the Company in effecting any registration pursuant to this Agreement (whether or not any registration or prospectus becomes effective or final) or otherwise complying with its obligations under this Section 8, including all registration, filing and listing fees, printing expenses, fees and disbursements of counsel for the Company and of one firm of counsel for the Stockholder, blue sky fees and expenses, expenses of the Company’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, but shall not include Selling Expenses.

(d) “Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such rule.

(e) “Rule 145” means Rule 145 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

(f) “Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of financial advisors and counsel for the Stockholder and all similar commissions relating to the Stockholder’s disposition of Registrable Securities.

8.2. Piggyback Registration.

(a) If the Company shall determine to register any of its Common Stock either for its own account or the account of a security holder or holders, other than a registration relating solely to employee benefit plans, a registration relating to the offer and sale of debt securities, a registration relating to a corporate reorganization or other Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company shall:

(i) promptly give written notice of the proposed registration to the Stockholder; and

(ii) subject to compliance with Section 8.6, use its commercially reasonable efforts to include in such registration (and any related qualification under Blue Sky laws or other compliance), except as set forth in Section 8.2(b) and in any underwriting involved therein, all of such Registrable Securities as are specified in a written request made by the Stockholder received by the Company within ten (10) days after such written notice from the Company is mailed or delivered. Such written request may specify all or a part of the Stockholder’s Registrable Securities.

(b) If the registration for which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Stockholder as a part of the written notice given pursuant to Section 8.2(a)(i). In such event, the right of the Stockholder to registration pursuant to this Section 8.2 shall be conditioned upon the Stockholder’s participation in such underwriting and the inclusion of the Stockholder’s Registrable Securities in the underwriting to the extent provided herein. If the Stockholder proposes to distribute its securities through such underwriting it shall (together with the Company) enter into an underwriting agreement in customary form with the representative(s) of the underwriter or underwriters selected by the Company.

(c) Notwithstanding any other provision of this Section 8.2, if the underwriters advise the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the underwriters may (subject to the limitations set forth below) limit the number of shares of Common Stock to be included in the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated, as follows: (i) first, to the Company for securities being sold for its own account, and (ii) second, to the Stockholder to the extent they are requesting to include Registrable Securities in such registration statement.

If a Person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such Person shall also be excluded therefrom by written notice from the Company or the underwriter. The Registrable Securities or other securities so excluded shall also be withdrawn from such registration.

(d) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 8.2 prior to the effectiveness of such registration whether or not the Stockholder has elected to include securities in such registration.

8.3. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Stockholder, to the extent not reimbursed by the Company, shall be borne by the Stockholder.

8.4. Registration Procedures. In the case of each registration effected by the Company pursuant to Section 8, the Company shall keep the Stockholder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company shall use its commercially reasonable efforts to:

(a) Keep such registration effective for a period ending on the earlier of the date which all Registrable Securities covered by any regisration statement may be sold without restriction pursuant to Rule 144 (including under Rule 144(c)) or such time as the Stockholder has completed the distribution described in the registration statement relating thereto;

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in Section 8.4(a);

(c) Furnish such number of prospectuses, including any preliminary prospectuses, and other documents incident thereto, including any amendment of or supplement to the prospectus, as the Stockholder from time to time may reasonably request;

(d) Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdiction as shall be reasonably requested by the Stockholder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e) Notify the Stockholder, as a seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and following such notification promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made;

(f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration statement; and

(g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange and quotation system on which similar securities issued by the Company are then listed.

8.5. Indemnification.

(a) To the extent permitted by law, the Company shall indemnify and hold harmless the Stockholder, each of its officers, directors, partners, members, managers, managing members, legal counsel and accountants and each Person controlling the Stockholder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 8, and each underwriter, if any, and each Person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof), as and when incurred, arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, any registration statement, any prospectus included in the registration statement, any issuer free writing prospectus (as defined in Rule 433 of the Securities Act), any issuer information (as defined in Rule 433 of the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act or any other document incident to any such registration, qualification or compliance prepared by or on behalf of the Company or used or referred to by the Company, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation (or alleged violation) by the Company of the Securities Act, any state securities laws or any rule or regulation thereunder applicable to the Company and relating to any action or inaction required of the Company in connection with any offering covered by such registration, qualification or compliance, and the Company shall reimburse the Stockholder, each of its officers, directors, partners, members, managers, managing members, legal counsel and accountants and each Person controlling the Stockholder, each such underwriter and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action; provided that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability, or action arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Stockholder, any of its officers, directors, partners, members, managers, managing members, legal counsel or accountants, any Person controlling the Stockholder, such underwriter or any Person who controls any such underwriter, and stated to be specifically for use therein; and provided further, that the indemnity agreement contained in this Section 8.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the written consent of the Company (which consent shall not be unreasonably withheld).

(b) To the extent permitted by law, the Stockholder shall, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its officers, directors, partners, members, managers, managing members, legal counsel and accountants and each underwriter, if any, of the Company’s securities covered by such a registration statement, each Person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof), as and when incurred, arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any prospectus, offering circular or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification or compliance, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Company and its directors, officers, partners, members, legal counsel and accountants, and such underwriter, or control Persons of the Company or such underwriter for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Stockholder and expressly stated to be specifically for use therein; provided, however, that the obligations of the Stockholder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions, proceedings or settlements in respect thereof) if such settlement is effected without the written consent of the Stockholder (which consent shall not be unreasonably withheld); and provided further that in no event shall any indemnity under this Section 8.5 exceed the net proceeds from the offering received by the Stockholder, except in the case of fraud or willful misconduct by the Stockholder.

(c) Each party entitled to indemnification under this Section 8.5 (the “Indemnified Party”) shall give written notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom; provided that the Indemnified Party may participate in such defense at such party’s expense; and provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of his, her or its obligations under this Section 8.5, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d) If the indemnification provided for in this Section 8.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, in no event shall any indemnity and/or contribution under this Section 8.5 exceed the net proceeds from the offering received by the Stockholder, except in the case of fraud or willful misconduct by the Stockholder.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control; provided, however, that any such underwriting agreement shall not restrict the rights of the Stockholder to receive indemnification under this Agreement unless the Stockholder consents in a written agreement to such restriction.

8.6. Information by the Stockholder. The Stockholder shall furnish to the Company such information regarding the Stockholder and the distribution proposed by the Stockholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 8.

8.7. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144, at all times from and after 90 days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) at any time after it has become subject to such reporting requirements; and

(c) So long as the Stockholder owns any Restricted Securities, furnish to the Stockholder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Stockholder may reasonably request in availing itself of any rule or regulation of the SEC allowing the Stockholder to sell any such securities without registration.

9. Miscellaneous.

9.1. Successors and Assigns. This Agreement, and the rights and obligations of the Stockholder hereunder, may be assigned by such Stockholder to any affiliate of such Stockholder and such transferee shall be deemed a “Stockholder” for purposes of this Agreement; provided that any such assignment of rights shall be contingent upon the transferee providing a written instrument to the Company notifying the Company of such transfer and assignment and agreeing in writing to be bound by the terms of this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

9.2. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9.3. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.4. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page or to such e-mail address or address as subsequently modified by written notice given in accordance with this Section 9.4.

9.5. Amendments and Waivers. Any term of this Agreement may be amended, terminated or waived only with the written consent of the Company and the Stockholder. Any amendment or waiver effected in accordance with this Section 9.5 shall be binding upon the Stockholder and the Company.

9.6. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

9.7. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

9.8. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

9.9. Governing Law. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules.

9.10. Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Delaware or the United States District Court for the District of Delaware, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

9.11. WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

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IN WITNESS WHEREOF, the parties have executed this Stock Issuance Agreement as of the date first written above.

COMPANY:

SEMNUR PHARMACEUTICALS, INC.

By:	/s/ Jaisim Shah
Name:	Jaisim Shah
Title:	Chief Executive Officer & President

Address:	960 San Antonio Road
Palo Alto, CA 94303

STOCKHOLDER:

PAUL HASTINGS LLP

By:	/s/ Jeff Hartlin
Name:	Jeff Hartlin
Title:	Partner

Address:	c/o Paul Hastings LLP
1117 S. California Avenue
Palo Alto, CA 94304